Exhibit 99.2

Aon Announces Early Settlement Date and Total Consideration for its Cash Tender Offers and Related Consent Solicitations for Outstanding Debt Securities of NFP Corp.

DUBLIN (April 25, 2024) – Aon plc (NYSE: AON) (“Aon”), a leading global professional services firm, announced today (i) the expected early settlement date of April 26, 2024 (the “Early Settlement Date”) for the previously announced cash tender offers (the “Offers”) and related consent solicitations (the “Consent Solicitations”) by Randolph Acquisition Corp., a wholly owned subsidiary of Aon (the “Offeror”), for any and all of the outstanding 6.875% Senior Notes due 2028 (the “Unsecured 2028 Notes”), 4.875% Senior Secured Notes due 2028 (the “Secured 2028 Notes”), 7.500% Senior Secured Notes due 2030 (the “2030 Notes”) and 8.500% Senior Secured Notes due 2031 (the “2031 Notes” and, together with the Secured 2028 Notes and the 2030 Notes, the “Secured Notes,” and the Secured Notes, together with the Unsecured 2028 Notes, the “Notes”), each issued by NFP Corp. and (ii) the Total Consideration (as defined below) to be paid on the Early Settlement Date for the Fixed Spread Notes (as defined below) that were validly tendered at or prior to 5:00 p.m., New York City time, on April 15, 2024 (the “Early Tender Date”) and are accepted for purchase in connection with the Offers. The Offeror expects to accept for purchase all Notes validly tendered and not validly withdrawn at or prior to the Early Tender Date on the Early Settlement Date.

Withdrawal rights for the Offers and Consent Solicitations expired at 5:00 p.m., New York City time, on April 15, 2024, and accordingly, Notes validly tendered in the Offers and Consent Solicitations may no longer be withdrawn except where additional withdrawal rights are required by law. The expiration date for the Offers and Consent Solicitations is 5:00 pm, New York City time, on April 30, 2024.

The Offers and Consent Solicitations are being made upon the terms and subject to the conditions set forth in the Offer to Purchase and Consent Solicitation Statement, dated April 2, 2024 (as it may be amended or supplemented from time to time, the “Offer to Purchase”).

The tables below set forth the amounts of each series of Notes that will be accepted for purchase on the Early Settlement Date and the payment terms, including the Total Consideration for each series of Notes, of the Offers and the Consent Solicitations:

Fixed Price Notes

Title of Security	CUSIPs/ISINs	Principal Amount Outstanding	Tender Consideration(1)	Early Tender Payment(1)	Total Consideration(1)(2)	Principal Amount Tendered
6.875% Senior Notes due 2028	CUSIP Nos.: 65342R AD2, U65103 AF7, U6510P AA9, U65103 AK6 ISINs: US65342RAD26, USU65103AF70, USU6510PAA94, USU65103AK65	$2,075,000,000	$990.00	$30.00	$1,020.00	$2,040,911,000
4.875% Senior Secured Notes due 2028	CUSIP Nos.: 65342R AE0, U65103 AH3, U65103 AJ9 ISINs: US65342RAE09, USU65103AH37, USU65103AJ92	$550,000,000	$975.00	$30.00	$1,005.00	$504,116,000
(1)	Per $1,000 principal amount.
(2)

The Total Consideration payable for Fixed Price Notes (as defined below) validly tendered at or prior to the Early Tender Date and accepted for purchase will be the applicable Total Consideration specified above, and is inclusive of the Early Tender Payment.

Fixed Spread Notes

Title of Security	CUSIPs/ISINs	Principal Amount Outstanding	U.S. Treasury Reference Security	Reference Yield(1)	Bloomberg Reference Page	Fixed Spread	Repurchase Yield	Early Tender Payment(2)	Total Consideration(2)(3)	Principal Amount Tendered
7.500% Senior Secured Notes due 2030	CUSIP Nos.: 65342R AF7, U65103 AL4 ISINs: US65342RAF73, USU65103AL49	$350,000,000	5.000% UST due September 30, 2025	5.083%	FIT 4	50 bps	5.583%	$30.00	$1060.61	$328,720,000
8.500% Senior Secured Notes due 2031	CUSIP Nos.: 65342R AG5, U65103 AM2 ISINs: US65342RAG56, USU65103AM22	$350,000,000	1.625% UST due September 30, 2026	4.856%	FIT 5	50 bps	5.356%	$30.00	$1108.08	$347,440,000

(1)	Each Reference Yield was determined at 2:00 p.m., New York City time, on April 15, 2024 (the “Price Determination Date”).
(2)	Per $1,000 principal amount.
(3)

The Total Consideration payable for Fixed Spread Notes validly tendered at or prior to the Early Tender Date and accepted for purchase will be the applicable Total Consideration specified above, and is inclusive of the Early Tender Payment.

The “Total Consideration” offered per $1,000 principal amount of Notes of any series identified in the table above titled “Fixed Price Notes” (the “Fixed Price Notes”) tendered and accepted for purchase pursuant to the applicable Offer will be the amount set forth under the heading “Total Consideration”.

The “Total Consideration” offered per $1,000 principal amount of Notes of any series identified in the table above titled “Fixed Spread Notes” (the “Fixed Spread Notes”) tendered and accepted for purchase pursuant to the applicable Offer will be the amount set forth under the heading “Total Consideration” and was determined in accordance with the formula set forth in the Offer to Purchase by reference to the fixed spread for such series (the “Fixed Spread”) specified on such table plus the “Reference Yield” for such series specified in such table, which is the yield based on the bid-side price of the applicable U.S. Treasury Reference Security specified on such table as quoted on the Bloomberg Reference Page specified on such table on the Price Determination Date. The sum of the Fixed Spread and the Reference Yield is referred to as the “Repurchase Yield.”

As previously announced, in order to be eligible to receive the applicable Total Consideration with respect to the Notes, holders must have validly tendered Notes at or before the Early Tender Date.

The Offeror intends to redeem the aggregate principal amount of each series of Notes that will remain outstanding after the Early Settlement Date at a price equal to the Total Consideration paid to Holders of the Notes in the applicable Offer.

Morgan Stanley & Co. LLC is acting as dealer manager and solicitation agent (the “Dealer Manager and Solicitation Agent”) for the Offers and the Consent Solicitations. Questions regarding the terms of the Offers and the Consent Solicitations can be directed to the Dealer Manager and Solicitation Agent, Morgan Stanley & Co. LLC, at (800) 624-1808 (toll free) and (212) 761-1057 (collect).

The information and tender agent for the Offers and Consent Solicitations is D.F. King & Co., Inc. Holders with questions or who would like additional copies of the Offer to Purchase may call D.F. King & Co., Inc. toll-free at (800) 290-6432 or (212) 232-3233 (collect) or send an email to NFP@dfking.com.

No Offer or Solicitation

This news release is for informational purposes only and is not intended to and does not constitute, or form part of, an offer, invitation or the solicitation of an offer or invitation to purchase, otherwise acquire, subscribe for, sell or otherwise dispose of any securities, including the Notes, or the solicitation of any vote or approval in any jurisdiction, pursuant to the proposed acquisition of NFP or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made in the United States absent registration under the U.S. Securities Act or pursuant to an exemption from, or in a transaction not subject to, such registration requirements. The Offers and the Consent Solicitations are being made only pursuant to the Offer to Purchase. Holders and investors should read carefully the Offer to Purchase because it contains important information, including the various terms of and conditions to the Offers and the Consent Solicitations. None of the Offeror, the Dealer Manager and Solicitation Agent, the information and tender agent or their respective affiliates is making any recommendation as to whether or not holders should tender all or any portion of their Notes in the Offers or deliver their consents in the Consent Solicitations.

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Cautionary Statement on Forward-Looking Statements

This communication contains certain statements related to future results, or states Aon’s intentions, beliefs and expectations or predictions for the future, all of which are forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from either historical or anticipated results depending on a variety of factors. These forward-looking statements include information about possible or assumed future results of Aon’s operations. All statements, other than statements of historical facts, that address activities, events or developments that Aon expects or anticipates may occur in the future, including, without limitation, statements about the benefits of the acquisition of NFP, including future financial and operating results and synergies, and Aon’s, NFP’s and the combined firm’s plans, objectives, expectations and intentions, are forward-looking statements. Also, when Aon uses words such as “anticipate”, “believe”, “continue”, “could”, “estimate”, “expect”, “forecast”, “intend”, “looking forward”, “may”, “might”, “plan”, “potential”, “opportunity”, “commit”, “probably”, “project”, “should”, “will”, “would” or similar expressions, it is making forward-looking statements.

The following factors, among others, could cause actual results to differ materially from those set forth in or anticipated by the forward looking statements: adverse effects on the market price of Aon’s securities and on Aon’s operating results for any reason, the failure to realize the expected benefits of the acquisition of NFP (including anticipated revenue and growth synergies), the failure to effectively integrate the combined companies, changes in global, political, economic, business, competitive, market and regulatory forces, future exchange and interest rates, changes in tax laws, regulations, rates and policies, future business acquisitions or disposals, significant transaction and integration costs or difficulties in connection with the acquisition of NFP and/or unknown or inestimable liabilities, potential litigation associated with the acquisition of NFP, the potential impact of the consummation of the acquisition of NFP on relationships, including with suppliers, customers, employees and regulators, and general economic, business and political conditions (including any epidemic, pandemic or disease outbreak) that affect the combined companies.

Any or all of Aon’s forward-looking statements may turn out to be inaccurate, and there are no guarantees about Aon’s performance. The factors identified above are not exhaustive. Aon and its subsidiaries operate in a dynamic business environment in which new risks may emerge frequently. Accordingly, you should not place undue reliance on forward-looking statements, which speak only as of the dates on which they are made. In addition, results for prior periods are not necessarily indicative of results that may be expected for any future period. Further information concerning Aon and its businesses, including factors that potentially could materially affect Aon’s financial results, is contained in Aon’s filings with the SEC. See Aon’s Annual Report on Form 10-K for the year ended December 31, 2023, and additional documents filed by Aon with the SEC for a further discussion of these and other risks and uncertainties applicable to Aon and its businesses. These factors may be revised or supplemented in subsequent reports filed with the SEC. Any forward-looking statements in this communication are based upon information available as of the date of this communication which, while believed to be true when made, may ultimately prove to be incorrect. Aon is not under, and expressly disclaims, any obligation to update or alter any forward-looking statement that it may make from time to time, whether as a result of new information, future events or otherwise.